SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

Empery Digital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Empery Digital Rejects Invalid Nomination Notices from Dissident Stockholders

Board Determines that ATG Capital and Tice P. Brown Failed in Numerous Ways to Satisfy Basic

Requirements Contained in Section 2.5 of the Company’s Advance Notice Bylaws

No Shareholder Action Required at This Time

AUSTIN, Texas – March 27, 2026 – Empery Digital Inc. (NASDAQ: EMPD) (the “Company” or “Empery Digital”) today announced that its Board of Directors (the “Board”) has determined that the nomination notices submitted by ATG Capital and Tice P. Brown in connection with the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) are invalid and misleading and, therefore, each of their nominees are not eligible to stand for election at the 2026 Annual Meeting. The Company has delivered letters to ATG Capital and Mr. Brown that detail the extensive deficiencies in their nomination notices.

Empery Digital’s bylaws are designed to protect the Company and all of its shareholders and plainly state the requirements that a shareholder must meet to validly nominate director candidates. The advance notice provisions of the Company’s bylaws are well-disclosed, readily available for review to all shareholders and consistent with the market standard for public companies.

Consistent with its fiduciary duties and the Company’s bylaws, Empery Digital’s Board of Directors carefully reviewed the notices with the assistance of legal counsel and unanimously determined that the submissions failed to meet the requirements set forth in Empery Digital’s bylaws. Specifically, the Board determined that each of the submissions fails to comply with Section 2.5 of the bylaws. In addition, by waiting until the very end of the nomination window to deliver their nomination notices, ATG Capital and Mr. Brown gave the Board insufficient time to review the notices and provide the shareholders with opportunities to cure the numerous defects in their notices. Therefore, neither ATG Capital nor Mr. Brown is entitled to nominate any candidates for election to the Board at the 2026 Annual Meeting and the Company will disregard the purported nominations.

Empery Digital’s Board remains committed to acting in the best interests of all shareholders and will continue to take actions to achieve the objective of closing the NAV gap and driving long-term value creation for shareholders by maximizing bitcoin per share.

Empery Digital will announce the date of the 2026 Annual Meeting and file its proxy materials with the Securities and Exchange Commission (the “SEC”) in due course. Shareholders are not required to take any action at this time.

About Empery Digital

Empery Digital empowers progress by unlocking the transformative potential of digital asset management through blockchain. The Company employs a bitcoin treasury strategy focused on aggregating bitcoin and maximizing bitcoin per share while working to build a future where blockchain is the foundation of growth through transparency, efficiency, and accountability. As a company they apply themselves relentlessly by making disciplined decisions that drive long-term value for shareholders. For them, bitcoin is not just another crypto format and blockchain isn’t just another tool, they’re fundamental drivers of progress.

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Forward-Looking Statements

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters, which may include without limitation statements relating to the operation or effects of the rights plan, statements relating to the sale of bitcoin or equity offerings at or above NAV and use of proceeds for repaying outstanding debt and share repurchases and whether it will increase NAV per share, whether we will be able to continue to generate proceeds from derivative trades and whether we will be able to continue reducing corporate expenses. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of bitcoin and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the U.S. Securities and Exchange Commission, including those identified under the heading “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2025, June 30, 2025 and September 30, 2025. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying white proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies for the Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Stockholders will be able to obtain a free copy of the Company’s definitive proxy statement, an accompanying white proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at https://ir.emperydigital.com/sec-filings.

Certain Information Regarding Participants in the Solicitation

The Company and each of its directors are “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Annual Meeting. Information about the names of the Company’s directors, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Nominee for Election as Directors,” “Beneficial Ownership of Securities,” “Executive Compensation,” and “Compensation of Non-Employee Directors” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2025 Annual Meeting of Stockholders, filed with the SEC on May 6, 2025 (available here). Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC on February 20, 2026 for John Kim (available here) and Jonathan Foster (available here); July 21, 2025 for Ian Read (available here), Orn Olason (available here), and Adrian Solgaard (available here); August 21, 2025 for Matthew Homer (available here); August 25, 2025 for Rohan Chauhan (available here); and December 15, 2025 for Ryan Lane (available here). Such filings are also available at no charge on the Company’s website at https://ir.emperydigital.com/sec-filings. Updated information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the Annual Meeting, if and when they become available. These documents will be available free of charge as described above.

Empery Digital Contacts

For Sales: sales@emperydigital.com

For Investors: investors@emperydigital.com

For Marketing: marketing@emperydigital.com

For Media: Nicholas Leasure / Jacqueline Zuhse: TeamEmperyDigitial@reevemark.com

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